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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metro-Goldwyn-Mayer Inc.:

  As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-1 Registration Statement.

                                                         Arthur Andersen LLP

Los Angeles, California

September 11, 1998